Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [[***]], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED AND is the type that the registrant treats as private or confidential.

AMENDMENT NO. 1 TO THE COMMERCIALIZATION AGREEMENT

This Amendment No. 1 to the Commercialization Agreement (this “Amendment”) is made and entered into, effective as of September 27, 2022 (“Amendment Effective Date”), by and between Atara Biotherapeutics, Inc. (“Atara”), a Delaware corporation with offices at 611 Gateway Blvd, Suite 900, South San Francisco, CA 94080 and Pierre Fabre Medicament (“Partner”), having its registered office at Les Cauquillous, 81500 Lavaur, France. Atara and Partner are sometimes referred to singly as “Party” and collectively as “Parties.”

Background

WHEREAS, the Parties have entered into that certain Commercialization Agreement (the “Agreement”) effective as of October 2, 2021 (the “Effective Date”), pursuant to which the Parties are conducting certain development and/or commercialization activities in regards to tabelecleucel, an allogeneic T-cell immunotherapy selective for the tumor-associated antigens expressed by EBV;

WHEREAS, the Parties desire to amend the Agreement to incorporate the various changes set forth in this Amendment;

WHEREAS, the Parties agree that the amendments specified herein are to become effective on the Amendment Effective Date, unless otherwise herein specified; and

WHEREAS, Section 17.1 of the Agreement provides that the Agreement may only be modified by a writing signed by each Party to the Agreement.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth in this Amendment.

Article 1

DEFINITIONS
1.1
Capitalized Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Agreement unless otherwise defined and set forth in this Amendment. Except as expressly modified by this Amendment, the remainder of the Agreement shall remain in force in accordance with its terms and without any modification.
Article 2

AMENDMENTS
2.1
Amendment of Section 1.12. Section 1.12 of the Agreement is hereby deleted in its entirety.

1

2.2
Amendment of Section 1.13. Section 1.13 of the Agreement is hereby renumbered as Section 1.12.
2.3
Amendment of Section 1.14. Section 1.14 of the Agreement is hereby amended and restated in its entirety as follows:

1.13 “Atara Manufacturing Facility” means one or more facilities of (a) [[***]] or (h) any other facility of an Atara Affiliate or Third Party subcontractor designated after the Effective Date by Atara, in each case (i) subject to prior notice to Partner sufficiently in advance if the use of any such Atara Manufacturing Facility will require a change to any Regulatory Filing, Regulatory Approval, or Marketing Authorization for the Product in the Territory, and (ii) subject to Partner’s prior written consent in the event that Atara’s use of such other facility in connection with the performance of its obligations under this Agreement would adversely impact in any material respect a Regulatory Filing, Regulatory Approval, or Marketing Authorization, in each case, in the Territory, which consent shall not be unreasonably withheld or delayed, or in accordance with Section 9.5.

2.4
Amendment of Sections 1.15 – 1.35. Sections 1.15 – 1.35 of the Agreement are hereby renumbered as Sections 1.14 – 1.34, respectively.
2.5
Amendment of Section 1.36. Section 1.36 of the Agreement is hereby renumbered as Section 1.35, and amended and restated in its entirety as follows:

1.35 “Cost-Plus” means the actual cost incurred by Atara for Manufacturing Product (including intermediates), plus [[***]], where actual costs include, without limitation, the following:

[[***]]

2.6
Amendment of Sections 1.37 – 1.59. Sections 1.37 – 1.59 of the Agreement are hereby renumbered as Sections 1.36 – 1.58, respectively
2.7
Amendment of Section 1.60. Section 1.60 of the Agreement is hereby renumbered as Section 1.59, [[***]].
2.8
Amendment of Sections 1.61 and 1.62. Sections 1.61 and 1.62 of the Agreement are hereby renumbered as Sections 1.60 and 1.61, respectively, and then solely upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, said sections shall be immediately and automatically renumbered as Sections 1.59 and 1.60, respectively.
2.9
Amendment of Section 1.63. Section 1.63 of the Agreement is hereby renumbered as Section 1.62, and then solely upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, said section shall be immediately and automatically deleted in its entirety.
2.10
Amendment of Sections 1.64 – 1.136. Sections 1.64 – 1.136 of the Agreement are hereby renumbered as Sections 1.63 and 1.135, respectively, and then solely upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, said sections shall be immediately and automatically renumbered as Sections 1.61 – 1.133, respectively.
2.11
Amendment of Section 1.137. Section 1.137 of the Agreement is hereby renumbered as Section 1.136, and then solely upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, said section shall be immediately and automatically amended and restated in its entirety as follows:

1.134 “Royalty Term” means, on a country-by-country-basis within the Territory, the period beginning on the date of the First Commercial Sale of Product in such country and ending on the last to occur of (a) [[***]] after the First Commercial Sale in the applicable country; (b) the expiration or abandonment of the last Valid Claim of the Patent Rights within the Atara Intellectual Property that Covers any aspect of the Commercialization of the Product in the Field in such country; or (c) the expiration of all Regulatory Exclusivity for such Product in the Field in such country.

2.12
Amendment of Sections 1.138 – 1.152. Sections 1.138 – 1.153 of the Agreement are hereby renumbered as Sections 1.137 and 1.151, respectively, and then solely upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, said sections shall be immediately and automatically renumbered as Sections 1.135 – 1.149, respectively.
2.13
Amendment of Section 7.3. Section 7.3 of the Agreement is hereby amended and restated in its entirety as follows:

7.3 Pharmacovigilance. At a mutually agreeable time prior to the transfer of the Regulatory Approval or MA for the Product in Europe and the UK for the Primary Indication, the Parties will negotiate and execute in good faith a mutually agreed pharmacovigilance agreement in customary form (the “Pharmacovigilance Agreement”) delineating the processes and procedures for sharing safety information with respect to the Product that are customary for agreements of this type. The Pharmacovigilance Agreement shall, among other things, require each of Atara and Partner to inform the other as soon as is practicable of any observed significant safety issue considered likely to have an adverse impact on Commercialization of the Product.

2.14
Amendment of Section 8.10. Solely upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, Section 8.10 of the Agreement shall be immediately and automatically amended and restated in its entirety as follows:

8.10 Cell Selection. Upon grant of a Marketing Authorization, and prior to [[***]], Atara shall provide Cell Selection services for the Product in the Field for Commercialization in the Territory, to Partner and its Affiliates and their Approved Sublicensees, at the sole and exclusive cost of Atara. [[***]]. If the Parties mutually agree that Atara shall continue to provide such Cell Selection services to Partner on or after [[***]], Atara’s provision of such Cell Selection services shall be at the sole and exclusive cost and expense of Partner, in accordance with Exhibit F attached hereto. [[***]].

2.15
Amendment of Section 9.1. Section 9.1 of the Agreement is hereby amended and restated in its entirety as follows:

9.1 Manufacturing and Supply Agreement. At a mutually agreeable time prior to the transfer of the Regulatory Approval or MA for the Product in Europe and the UK for the Primary Indication and at the latest by October 31, 2022, the Parties will negotiate and execute a manufacturing and supply agreement (the “Manufacturing and Supply Agreement” or “MSA”) on mutually agreed terms and conditions for the Manufacture and supply of the Product that are customary for agreements of this type. Partner shall purchase from Atara or its Affiliates all of Partner’s, and its Affiliates’ and Approved Sublicensees’ requirements of Product in the Field in the Territory pursuant to the terms and conditions of the MSA. Key terms relating to Atara’s Manufacture and supply of Product for Partner that are to be incorporated into the Ancillary Agreements are summarized in Exhibit C attached hereto.

2.16
Amendment of Section 9.3. Section 9.3 of the Agreement is hereby amended and restated in its entirety as follows:

9.3 Quality Agreement. At a mutually agreeable time prior to the transfer of the Regulatory Approval or MA for the Product in Europe and the UK for the Primary Indication and concomitant with the MSA at the latest by October 31, 2022, the Parties will negotiate and execute a quality agreement (the “Quality Agreement”) on mutually agreed terms and conditions for the manufacture and supply of the Product that are customary for agreements of this type, including customary audit rights of Atara Manufacturing Facility.

2.17
Amendment of Section 9.5. Section 9.5 of the Agreement is hereby amended and restated in its entirety as follows:

9.5. Atara Supply Obligation.

(a) The obligations of Atara under this Article 9, including the obligations to Manufacture (or have Manufactured by an Atara Manufacturing Facility) and supply Product to Partner hereunder, shall continue (on a country-by-country and Product-by-Product basis) through to the end of the Term with respect to such Product in such country.

(b) At any time after a period of [[***]] from the First Commercial Sale of the Product in the Territory, upon Atara’s delivery of formal written notice to Partner, Atara may elect to transfer to Partner the responsibility for Manufacturing Product, or having Product Manufactured, for use in the Territory. At least [[***]] before Atara’s delivery of such formal written notice, Atara shall inform Partner of its intent to deliver such formal written notice, at which time Partner shall choose to assume directly, or through an Atara Manufacturing Facility, or through any other qualified designee of Partner approved in advance by Atara, the Manufacturing of the Product for the Territory (the supplier so elected by Partner in this Section 9.5(b) being referred to as the “Selected Manufacturer”). Partner’s choice of Selected Manufacturer shall be delivered to Atara in writing no later than [[***]] after Atara notifies Partner of its intent to deliver the formal written notice in this Section 9.5(b). If so elected by Partner, Atara shall use Commercially Reasonable Efforts to enable Partner to negotiate with the Atara Manufacturing Facility for the supply of the Product for the Territory at terms and conditions substantially as favorable as those of Atara. As soon as reasonably practicable after receipt of Partner’s choice of Selected Manufacturer, if required, Atara shall use Commercially Reasonable Efforts to (i) transfer to the Selected Manufacturer technology, materials, and other Know-How required to enable them to Manufacture Product for all of Partner’s authorized uses in the Field and in the Territory under this Agreement (the “Technology Transfer”) and (ii) complete the Technology Transfer within [[***]] of Partner’s choice of the Selected Manufacturer. Except in the case where the Selected Manufacturer is [[***]], [[***]] shall bear the associated costs for such Technology Transfer under this Section 9.5(b).

(c) Upon completion of any Technology Transfer pursuant to Section 9.5(b), as soon as reasonably practicable, Partner shall seek revision of all Regulatory Approvals related to the Commercialization of the Product in the Territory to reflect such Selected Manufacturer as the Manufacturer. Until completion of any Technology Transfer to the Selected Manufacturer pursuant to Section 9.5(b) and revision of all Regulatory Approvals related to the Commercialization of the Product in the Territory to reflect such Selected Manufacturer as the Manufacturer, Atara shall continue to (i) Manufacture, or have Manufactured by an Atara Manufacturing Facility, and (ii) supply Product to Partner pursuant to the provisions of this Article 9, Exhibit C, and the associated MSA. In the event that a Technology Transfer to a Selected Manufacturer occurs, upon its completion, Section 2.1 of this Agreement shall be amended to grant the Selected Manufacturer a non-exclusive, non-sublicensable, fully paid-up license under the Atara Intellectual Property existing as of the completion date of the Technology Transfer to Manufacture the Product for all of Partner’s authorized uses in the Field and in the Territory under this Agreement. Atara shall have no further obligation to Manufacture and supply Product for any Partner, Partner’s Affiliate, or Approved Sublicensee use under this Agreement.

2.18
Amendment of Section 11.2. Section 11.2 of the Agreement is hereby amended and restated in its entirety as follows:

11.2 Development Milestones. Partner shall make the following one-time milestone payments to Atara for the milestone events set forth in this Section 11.2:

(a) [[***]].

(b) Following grant of Centralized Marketing Authorization in the European Union of the Product for EBV+ PTLD [[***]], Atara’s filing of an application for transfer of the associated Marketing Authorization to Partner: Thirty Million Dollars ($30,000,000).

(c) [[***]].

(d) [[***]].

2.19
Amendment of Section 11.4. Upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, Section 11.4 of the Agreement shall be immediately and automatically amended and restated in its entirety as follows:

11.4 Royalties on Net Sales. From the Effective Date [[***]], on a country-by-country basis [[***]], Partner shall make the following royalty payments to Atara on Net Sales of Product at a rate of:

(i) [[***]] on the portion of annual aggregate Net Sales less than or equal to [[***]].

(ii) [[***]] on the portion of annual aggregate Net Sales greater than [[***]] and less than or equal to [[***]].

(iii) [[***]] on the portion of annual aggregate Net Sales greater than [[***]]) and less than or equal to [[***]].

(iv) [[***]] on the portion of annual aggregate Net Sales greater than [[***]].

2.20
Amendment of Section 11.5. Upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, Section 11.5 of the Agreement shall be immediately and automatically amended and restated in its entirety as follows:

11.5 Third Party Licenses. In the event that Partner determines in its good faith judgment with advice from independent legal counsel that it is necessary to obtain a license to any Third Party Patent Rights in the Territory, wherein Partner’s Commercialization of the Product in the Field in the Territory would infringe such Third Party Patent Rights absent a license thereunder, and Partner obtains a license under such Patent Rights, Partner may deduct from the amounts due to Atara during the Royalty Term under Section 11.4(a) an amount equal to [[***]] of any royalty payments on net sales actually paid to any such Third Party as consideration solely for any such license to such Patent Rights in the Territory; provided, however, that in no event shall the royalties owed to Atara under Section 11.4(a) be reduced, in the aggregate, by more than [[***]]. Partner agrees to provide Atara a true, complete and unredacted copy of any license or other agreement subject to this Section 11.5 within [[***]] of entering into such license agreement.

2.21
Amendment of Section 11.6. Upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, Section 11.6 of the Agreement shall be immediately and automatically amended and restated in its entirety as follows:

11.6 Generic Competitor. If during the Royalty Term, a Third Party Generic Competitor receives Regulatory Approval, enters the market for sale in the Territory, and (i) achieves a Generic Market Share of at least [[***]] in any particular Calendar Quarter in any country(ies) of the Territory, in lieu of the royalty rates specified in Section 11.4 hereto, the royalty rate applicable to Net Sales of Product by Partner, its Affiliates, and Approved Sublicensees in such country(ies) in that Calendar Quarter shall be reduced by [[***]], or (ii) achieves a Generic Market Share of greater than [[***]] in any particular Calendar Quarter in any country(ies) in the Territory, in lieu of the royalty rates specified in Section 11.4 hereto, the royalty rate applicable to Net Sales of Product by Partner, its Affiliates, and Approved Sublicensees in such county(ies) in that Calendar Quarter shall be [[***]].

2.22
Amendment of Section 11.7. Upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, Section 11.7 of the Agreement shall be immediately and automatically amended and restated in its entirety as follows:

11.7 Academic Hospital Manufacturer. If during the Royalty Term, on a country-by-country basis in the Territory, a product meeting the requirements of clause (a) and (b) of the defined term “Generic Competitor” is manufactured and sold by an academic hospital in a country in the Territory, Partner shall provide written notice to Atara of the sales of such product in such country and if the Parties mutually agree that the impact of such sales by the academic hospital is material, [[***]].

2.23
Amendment of Exhibit C. Exhibit C of the Agreement is hereby deleted and replaced in its entirety with new Exhibit C appended to this Amendment.
2.24
Amendment of Exhibit F. Upon achievement of the developmental milestone set forth in Section 11.2(b) of the Agreement as amended herein, Exhibit F of the Agreement shall be immediately and automatically deleted and replaced in its entirety with new Exhibit F appended to this Amendment.

Article 3

MISCELLANEOUS
3.1
No Waiver. Nothing in this Amendment is intended to operate as a waiver of any claims either Party may have against the other Party arising prior to the date of this Amendment, including any claims arising prior to the date of this Amendment with respect to the performance of the Parties under the Agreement. Any delay in enforcing a Party’s rights under this Amendment or the Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Amendment or the Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving Party, as applicable.
3.2
Miscellaneous. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Switzerland, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction. Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Agreement, as amended by this Amendment, including all appendices, exhibits and schedules to each of the foregoing, constitute the entire agreement between the Parties relating to the subject matter of the Agreement and supersedes all previous oral and written communications, including all previous agreements, between the Parties.

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Exhibit 10.3

IN WITNESS WHEREOF, Atara and Partner have executed this Amendment by their respective officers hereunto duly authorized, on the day and year hereinafter written. The Parties acknowledge and agree that the signature date may not be the Amendment Effective Date.

PIERRE FABRE MEDICAMENT

By: /s/ Jean-Luc Lowinski

Name: Jean-Luc Lowinski

Title: President

ATARA BIOTHERAPEUTICS, INC.

By: /s/ Pascal Touchon

Name: Pascal Touchon

Title: President and Chief Executive Officer

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EXHIBIT C (Key Manufacturing and Supply Terms)

[[***]]

EXHIBIT F (Cell Selection Services)

[[***]]